UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period :	December 1, 2014 — November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEMWX

Putnam Emerging Markets Income Fund

Annual report
11|30|15

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Emerging Markets
Income Fund

Annual report
11 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	25

Federal tax information	52

About the Trustees	53

Officers	55

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Emerging Markets Income Fund

Pursuing high current income in emerging-market debt

Putnam Emerging Markets Income Fund invests mainly in the bonds of emerging-market governments and companies. These may include both investment-grade and below-investment-grade securities that are denominated in U.S. dollars or in foreign currencies. The fund may also use derivatives — such as futures, options, warrants, and swap contracts — for hedging purposes and to gain exposure to certain markets, rates, or currencies.

As of November 30, 2015, the fund was invested in the debt securities of more than 39 countries across Asia, Africa, Eastern Europe, and Latin America.

Paul D. Scanlon, CFA
Co-Head of Fixed Income

Portfolio Manager
Putnam Emerging Markets Income Fund

Diversification benefits

The most established form of emerging-market debt (EMD) investing — which targets hard-currency debt issued in developed markets — is just one area of potential opportunity. Another is local-currency debt, which is increasingly issued by governments and corporate entities as their local bond markets develop and grow. This growth has helped put EMD on the radar of many investors.

The fund's investment universe

Hard-currency sovereign debt
The most established form of emerging-market debt
Corporate debt
Active management in both hard- and local-currency debt offers significant return opportunities
Putnam Emerging Markets Income Fund
Local-currency sovereign debt
A newer, growing area of the emerging-market debt universe

Active management

Putnam's veteran fund managers have experience investing in emerging markets using fundamental research and top-down macroeconomic analysis.

2 Emerging Markets Income Fund

Emerging Markets Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

4	Emerging Markets Income Fund

Interview with your fund’s portfolio manager

Putnam Emerging Markets Income Fund outperformed its benchmark for the 12-month reporting period ended November 30, 2015. What factors led to this result?

The factor most responsible for driving the fund’s relative outperformance was our de-emphasis of foreign currency risk in the portfolio relative to the benchmark. Currencies across the emerging markets experienced pronounced weakness relative to the dollar during the period. By reducing our exposure to the risk of such weakness, we avoided some of the negative downdraft for emerging-market economies. Secondarily, the fund’s exposures to Argentine and Venezuelan sovereign debt aided performance, as these two countries held elections whose outcomes were generally perceived to be likely to exert a positive economic impact in the months and years ahead.

In the first half of the period, Greece’s debt situation was a major headline risk, but in the second half, China’s economy was the most significant source of global concern. How did economic issues in these countries affect emerging-market debt [EMD]?

Concerns over Greece’s political and economic status in the eurozone — and, even more, the perception of a sharply slowing Chinese economy — had a global impact

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/15. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

Emerging Markets Income Fund	5

on EMD as well as on other asset types. But we would say that, despite the risks, EMD performed fairly well and indeed showed some resilience when compared with other bond types and with stocks. In some ways, this resilience is a reflection of the growing maturity of the asset class — particularly dollar-denominated emerging-market sovereign debt, which is one of the three areas we focus on in the fund.

This resilience notwithstanding, economic uncertainties led to capital outflows across a number of emerging markets during the period — and not just from Greece and China. Widespread economic stagnation, rising inflation, and the negative impact of declining commodity prices, in particular, caused problems for markets across Asia, Latin America, and the Mediterranean region. Russia, meanwhile, managed to partially offset the impact of low oil prices by continuing to let its currency decline in value. Given that the cost of Russia’s oil production has been kept in rubles — while much of the rest of the world’s oil production transacts in U.S. dollars — Russia’s economy and markets were shielded from the worst effects of oil’s precipitous price decline. Venezuela, by contrast, suffered greatly as a result of low oil prices, which was a key factor that led to a resounding defeat for the ruling Venezuelan political party in legislative elections held during the period.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities and interest accruals, if any. Holdings and allocations may vary over time.

6	Emerging Markets Income Fund

In the past, you have spoken about the potential benefits of holding the sovereign debt of Argentina and Venezuela. How did the fund’s exposures to these countries help or hurt the fund during the period?

For some time now, we have taken a calculated risk by holding Argentine and Venezuelan government debt in the portfolio. In effect, we have been anticipating that certain political catalysts would drive these two economies forward in a healthier direction. And in both cases, we appear to have been correct in our thesis.

In Argentina, a presidential election in October spelled the end of a 12-year regime of the Justicialists, the combative leftist party led first by Nestor Kirchner and then, following his two terms in office, by his wife, Cristina Fernández de Kirchner. The Kirchners reshaped government policy in the wake of a deep economic downturn by increasing the executive branch’s control over government functions and adopting increasingly unorthodox economic policies. Favorable macro conditions during Nestor’s time provided for an initial favorable market impact, but this turned due to the government’s suspected involvement in various forms of corruption.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/15. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund	7

For Argentine sovereign debt, the era of the Kirchners created a decade-plus period of uncertainty in which foreign debt holders bore significant losses stemming from Argentina’s sovereign default in 2001. With the election of a new conservative president, Mauricio Macri, the outlook for Argentinian sovereign debt improved dramatically, to the benefit of the fund.

Venezuela also recently experienced significant political change, in this case through a stinging legislative-elections defeat of President Nicolas Maduro’s United Socialist Party. As mentioned earlier, the low price of oil has had a major impact on Venezuela’s economy, with the general populace suffering from food shortages, rampant inflation, and rising unemployment. Maduro, who carries the political banner of former President Hugo Chavez, has offered little in the way of effective economic strategy for the country since his ascent to the presidency in 2013. The rise of the opposition party in Venezuela’s congress, the National Assembly, has created new hope among international observers that the country may now have the experienced leadership and political will to get back on a healthier economic track. Unlike Argentine bonds, Venezuelan bonds did not experience a large bounce upward during the period; however, we currently expect the market consensus to come around to recognizing what we view as the brighter horizon for Venezuela’s sovereign debt.

Credit qualities are shown as a percentage of net assets as of 11/30/15. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

8	Emerging Markets Income Fund

What was the impact of derivatives on the fund’s relative performance?

We used forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to gain exposures to foreign exchange markets during the period. Due to substantial emerging-market currency weakness and continued U.S. dollar strength, this strategy detracted from absolute returns, but given that the fund was underexposed to currencies relative to the benchmark, the performance drag was less pronounced than it could have been.

The negative performance of the aforementioned strategy was partially offset by other derivatives exposures, such as our use of futures contracts. We used these instruments to hedge against U.S. Treasury interest-rate risk, which helped relative returns as rates on Treasuries generally rose and prices fell during the period.

When you consider 2016, what are your expectations for EMD as an asset class?

While total returns have been flat to down for EMD over multiyear periods, we think the asset class could reach an inflection point in the quarters ahead. In anticipation of key political and commodity-market changes, we would seek to catch the benefits of this inflection before the rest of the market considers an upward trajectory for EMD to be the consensus. As we have discussed before, we believe that investors should be prepared for volatility in EMD, which could be amplified by more bouts of capital reallocation as the global interest-rate picture continues to change.

In 2016, we do not expect global markets to relive the experience of China-related uncertainty that dominated the latter half of 2015. In part, we think markets have simply come to agree that China is likely to grow more slowly than it did in the past. In addition, we have seen positive economic data in China

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Emerging Markets Income Fund	9

that counteract some of the still-prevailing skepticism. Although some areas may have stopped growing strongly, such as intercity rail construction, we believe the domestic Chinese economy is growing steadily, in areas as diverse as retail, travel and leisure, and telephony.

If we see an opportunity to trim some of our idiosyncratic risk exposures, as we may in Latin America, we would also intend to tread carefully before reinvesting in new sovereign issues, particularly in the Latin American region, which is beset by weak economic conditions. However, while we believe that the so-called “petro states” such as Venezuela and Ecuador may be in for a long haul with low oil prices due to today’s global oversupply of oil and gas, we have been seeing the potential for stabilization in other commodities markets, such as bulk materials like iron ore. Similarly, while we maintained an underweight exposure to foreign exchange markets at period-end relative to the benchmark, currency-related trades could become more attractive once certain commodity markets stabilize.

We continue to believe that the emerging markets are beginning to behave like other credit markets around the world, particularly with their growing long-term investor base, a higher degree of multinational companies, and a higher percentage of investment-grade credits than in the past. As we stated at the end of the first half of the fiscal period, we think these factors bode well for EMD as a whole over the longer term.

Thank you, Paul, for this update on the fund.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Of special interest

Distribution rate decreased

Putnam Emerging Markets Income Fund decreased its monthly distribution from $0.032 per class A share to $0.028 per share in February 2015. Similar decreases occurred for other share classes. This decrease was due to the continued decline in interest rates in a variety of global fixed-income markets during a portion of the period.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Michael J. Atkin and D. William Kohli. Mr. Kohli joined the management team after the close of your fund’s reporting period. Kevin F. Murphy was part of the management team but left Putnam after the close of the period.

10	Emerging Markets Income Fund

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

Emerging Markets Income Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	–5.99%	–9.75%	–7.96%	–10.48%	–7.87%	–7.87%	–6.63%	–9.67%	–5.43%
Annual average	–2.28	–3.76	–3.05	–4.05	–3.02	–3.02	–2.53	–3.73	–2.07

1 year	–4.56	–8.37	–5.37	–9.95	–5.24	–6.16	–4.82	–7.91	–4.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/15

	Putnam Emerging Markets	Lipper Emerging Markets
	Income Blended Index	Hard Currency Debt Funds
	(Equal Weighted)†	category average*

Life of fund	–5.24%	–4.42%
Annual average	–1.99	–1.72

1 year	–6.17	–4.17

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 11/30/15, there were 236 and 148 funds, respectively, in this Lipper category.

† The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

12	Emerging Markets Income Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,204 ($8,952 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $9,213, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $9,033. A $10,000 investment in the fund’s class Y shares would have been valued at $9,457.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	–8.47%	–12.13%	–10.34%	–12.78%	–10.35%	–10.35%	–9.00%	–11.96%	–7.80%
Annual average	–3.15	–4.57	–3.87	–4.83	–3.88	–3.88	–3.36	–4.51	–2.89

1 year	–3.08	–6.96	–3.85	–8.50	–3.83	–4.76	–3.26	–6.40	–2.79

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Emerging Markets Income Fund	13

Fund price and distribution information For the 12-month period ended 11/30/15

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income	$0.258997		$0.204328	$0.205196	$0.238170		$0.279823

Capital gains

Long-term gains	0.032000		0.032000	0.032000	0.032000		0.032000

Short-term gains	0.013534		0.013534	0.013534	0.013534		0.013534

Return of capital*	0.039469		0.031138	0.031270	0.036296		0.042643

Total	$0.344000		$0.281000	$0.282000	$0.320000		$0.368000

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/14	$9.18	$9.56	$9.17	$9.18	$9.18	$9.49	$9.18

11/30/15	8.42	8.77	8.40	8.42	8.42	8.70	8.41

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[1]	3.99%	3.83%	3.14%	3.28%	3.71%	3.59%	4.28%

Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	5.04	4.48	4.50	N/A	4.78	5.50

Current 30-day SEC yield
(without expense limitation)[3]	N/A	3.93	3.33	3.35	N/A	3.67	4.35

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 52.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

14	Emerging Markets Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
11/30/14*#	1.25%	2.00%	2.00%	1.50%	1.00%

Total annual operating expenses for the fiscal
year ended 11/30/14#	2.48%	3.23%	3.23%	2.73%	2.23%

Annualized expense ratio for the six-month
period ended 11/30/15†	1.25%	2.00%	2.00%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

# Other expenses restated to reflect current fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.18	$9.87	$9.87	$7.41	$4.95

Ending value (after expenses)	$972.70	$967.80	$969.10	$971.30	$972.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Emerging Markets Income Fund	15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.33	$10.10	$10.10	$7.59	$5.06

Ending value (after expenses)	$1,018.80	$1,015.04	$1,015.04	$1,017.55	$1,020.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	Emerging Markets Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JP Morgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index — Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Emerging Markets Income Fund	17

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	Emerging Markets Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Emerging Markets Income Fund	19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

20	Emerging Markets Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

Emerging Markets Income Fund	21

Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.00% of its average net assets through at least March 30, 2017. During its fiscal year ending in 2014, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered

22	Emerging Markets Income Fund

the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December  31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March  27, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the third quartile of its Lipper peer group (Lipper Emerging Markets Hard Currency Debt Funds) for the one-year period ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2014, there were 218 funds in your fund’s Lipper peer group. Because your fund commenced operations on March 27, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for

Emerging Markets Income Fund	23

your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24	Emerging Markets Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Income Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from March 27, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Income Fund as of November 30, 2015, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 11, 2016

26	Emerging Markets Income Fund

The fund’s portfolio 11/30/15

CORPORATE BONDS AND NOTES (52.4%)*		Principal amount	Value

Banking (12.5%)
Banco de Credito del Peru/Panama 144A sr. unsec. sub. FRN
6 7/8s, 2026 (Peru)		$50,000	$54,563

Banco de Credito del Peru/Panama 144A sr. unsec. sub. FRN
6 1/8s, 2027 (Peru)		200,000	209,700

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRB 9 1/4s,
perpetual maturity (Brazil)		200,000	151,000

Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s,
2018 (Costa Rica)		200,000	200,000

Caixa Economica Federal 144A sr. unsec. unsub. notes 4 1/4s,
2019 (Brazil)		150,000	140,625

State Bank of India/London 144A sr. unsec. unsub. notes
4 1/8s, 2017 (India)		200,000	206,573

Turkiye Garanti Bankasi AS 144A sr. unsec. unsub. notes 5 1/4s,
2022 (Turkey)		200,000	199,475

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)		400,000	389,000

			1,550,936
Basic materials (4.3%)
Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s,
2025 (Mexico)		200,000	183,440

Fibria Overseas Finance, Ltd. company guaranty sr. unsec. notes
5 1/4s, 2024 (Brazil)		150,000	148,125

Mexichem SAB de CV 144A sr. unsec. notes 4 7/8s,
2022 (Mexico)		200,000	203,000

			534,565
Capital goods (0.9%)
Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes
5.696s, 2023 (Brazil)		111,000	111,833

			111,833
Coal (0.7%)
Indo Energy Finance II BV 144A company guaranty sr. notes
6 3/8s, 2023 (Indonesia)		200,000	92,000

			92,000
Communication services (5.1%)
America Movil SAB de CV sr. unsec. notes 6.45s, 2022
(Mexico)	MXN	4,700,000	271,136

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020
(Jamaica)		$200,000	173,750

Turk Telekomunikasyon AS 144A sr. unsec. unsub. notes
3 3/4s, 2019 (Turkey)		200,000	196,500

			641,386
Consumer cyclicals (1.7%)
Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN,
7 1/4s, 2043 (Mexico)	MXN	2,000,000	100,746

Hutchison Whampoa International 14, Ltd. 144A
company guaranty unsec. sub. FRB 6s, perpetual maturity
(Cayman Islands)		$100,000	104,608

			205,354

Emerging Markets Income Fund	27

CORPORATE BONDS AND NOTES (52.4%)* cont.		Principal amount	Value

Consumer staples (4.1%)
Cencoused SA 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2023 (Chile)		$200,000	$195,943

JBS Investments GmbH 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Austria)		200,000	207,000

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		100,000	104,000

			506,943
Financial (3.4%)
Morgan Stanley sr. unsec. notes 11 1/2s, 2020 (Brazil)	BRL	470,000	112,975

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5 1/8s, 2022 (Russia)		$325,000	308,750

			421,725
Government (1.7%)
Inter-American Development Bank sr. unsec. unsub. bonds
Ser. gMTN, 7.2s, 2018 (Supra-Nation)	IDR	3,160,000,000	216,913

			216,913
Oil and gas (13.9%)
Ecopetrol SA sr. unsec. unsub. bonds 4 1/8s, 2025 (Colombia)		$200,000	170,000

Ecopetrol SA sr. unsec. unsub. notes 7 5/8s, 2019 (Colombia)		50,000	55,750

Ecopetrol SA sr. unsec. unsub. notes 5 3/8s, 2026 (Colombia)		200,000	182,000

KazMunayGas National Co., JSC 144A sr. unsec. unsub. notes
6 3/8s, 2021 (Kazakhstan)		200,000	205,200

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)		200,000	183,000

Nexen Energy ULC sr. unsec. unsub. notes 6.4s, 2037 (Canada)		100,000	116,905

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)		200,000	194,085

Petrobras Global Finance BV company guaranty sr. unsec. notes
5 3/8s, 2021 (Brazil)		200,000	159,440

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)		5,000	2,863

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)		50,000	18,075

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		162,000	102,060

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)		35,000	12,600

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)		200,000	185,500

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5 5/8s, 2046 (Mexico)		35,000	29,406

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)		100,000	108,375

			1,725,259
Real estate (1.7%)
Country Garden Holdings Co., Ltd. 144A company guaranty sr.
unsec. unsub. notes 7 1/2s, 2023 (China)		200,000	205,700

			205,700
Transportation (0.8%)
DP World Sukuk, Ltd. 144A unsec. bonds 6 1/4s, 2017 (United
Arab Emirates)		100,000	104,895

			104,895

28	Emerging Markets Income Fund

CORPORATE BONDS AND NOTES (52.4%)* cont.		Principal amount	Value

Utilities and power (1.6%)
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		$100,000	$94,128

E.CL SA 144A sr. unsec. unsub. notes 5 5/8s, 2021 (Chile)		100,000	108,962

			203,090

Total corporate bonds and notes (cost $7,392,301)			$6,520,599

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (41.7%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s,
2017 (Argentina) (In default) †		$25,000	$27,463

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		336,489	329,086

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		28,041	31,588

Brazil (Federal Republic of) sr. unsec. unsub. bonds 5s,
2045 (Brazil)		260,000	190,775

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		200,000	214,700

Colombia (Republic of) sr. unsec. notes 4 3/8s, 2023 (Colombia)	COP	300,000,000	78,860

Colombia (Republic of) sr. unsec. unsub. bonds 5s,
2045 (Colombia)		$200,000	175,750

Dominican (Republic of) 144A sr. unsec. notes 5 1/2s, 2025
(Dominican Republic)		150,000	145,500

Egypt (Government of) 144A sr. unsec. notes 5 7/8s,
2025 (Egypt)		200,000	171,000

Eskom Holdings SOC, Ltd. 144A sr. unsub. notes 5 3/4s, 2021
(South Africa)		200,000	189,900

Gabon (Republic of) 144A sr. unsec. bonds 6.95s, 2025 (Gabon)		200,000	172,000

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		29,000	29,232

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		130,870	112,221

Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	198,000	192,585

Hungary (Government of) sr. unsub. notes 6 1/4s,
2020 (Hungary)		$100,000	112,401

Indonesia (Republic of) 144A sr. unsec. notes 5 1/8s,
2045 (Indonesia)		200,000	183,750

Malaysia (Government of) sr. unsec. bonds 3.492s,
2020 (Malaysia)	MYR	675,000	155,903

Peru (Republic of) sr. unsec. bonds 8 3/4s, 2033 (Peru)		$75,000	107,636

Peru (Republic of) sr. unsec. unsub. bonds 4 1/8s, 2027 (Peru)		50,000	49,798

Peru (Republic of) 144A sr. unsec. notes 6.9s, 2037 (Peru)	PEN	350,000	98,214

Petroleos Mexicanos 144A GDN company guaranty sr. unsec.
unsub. notes 7.65s, 2021 (Mexico)	MXN	11,000	67,793

Philippine (Republic of) sr. unsec. unsub. bonds 3.95s,
2040 (Philippines)		$200,000	203,750

Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s,
2034 (Philippines)		150,000	198,188

Poland (Republic of) unsec. bonds 5 1/4s, 2020 (Poland)	PLN	500,000	141,580

Russia (Federation of) unsec. bonds 8.15s, 2027 (Russia)	RUB	5,000,000	68,879

Slovenia (Republic of) 144A sr. unsec. bonds 5.85s,
2023 (Slovenia)		$200,000	228,882

Emerging Markets Income Fund	29

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (41.7%)* cont.		Principal amount	Value

South Africa (Republic of) unsec. bonds Ser. 2023, 7 3/4s,
2023 (South Africa)	ZAR	2,000,000	$133,424

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85s,
2025 (Sri Lanka)		$200,000	195,500

Turkey (Republic of) sr. unsec. notes 4 7/8s, 2043 (Turkey)		200,000	175,400

Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey)	TRY	800,000	270,297

Turkey (Republic of) unsec. bonds 6s, 2041 (Turkey)		$200,000	204,228

Ukraine (Government of) 144A unsec. FRN Ser. GDP, zero %,
2040 (Ukraine)		60,000	27,912

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2020 (Ukraine)		245,828	237,273

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2019 (Ukraine)		200	195

Venezuela (Republic of) sr. unsec. unsub. notes 12 3/4s,
2022 (Venezuela)		150,000	76,425

Vietnam (Republic of) 144A sr. unsec. bonds 4.8s,
2024 (Vietnam)		200,000	192,437

Total foreign government and agency bonds and notes (cost $6,188,006)			$5,190,525

SHORT-TERM INVESTMENTS (4.1%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.16% L	Shares	498,196	$498,196

U.S. Treasury Bills 0.07%, April 14, 2016 #		$16,000	15,996

Total short-term investments (cost $514,192)			$514,192

TOTAL INVESTMENTS

Total investments (cost $14,094,499)			$12,225,316

Key to holding’s currency abbreviations

BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

30	Emerging Markets Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $12,443,745.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,244,219 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Brazil	9.6%	Kazakhstan	1.7%

Turkey	8.6	Costa Rica	1.6

Mexico	8.5	Sri Lanka	1.6

Russia	7.8	Greece	1.6

Colombia	5.4	Vietnam	1.6

Argentina	4.9	Jamaica	1.4

Peru	4.3	Gabon	1.4

United States	4.2	Egypt	1.4

Indonesia	3.8	Malaysia	1.3

Philippines	3.3	Dominican Republic	1.2

South Africa	2.6	Poland	1.2

Chile	2.5	Ghana	1.2

Ukraine	2.2	Canada	1.0

Slovenia	1.9	Hungary	0.9

Supra-Nation	1.8	Trinidad	0.9

Venezuela	1.7	United Arab Emirates	0.9

Austria	1.7	Cayman Islands	0.9

India	1.7	Total	100.0%

China	1.7

Emerging Markets Income Fund	31

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $3,379,383)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Euro	Buy	12/16/15	$44,180	$47,361	$(3,181)

	Euro	Sell	12/16/15	44,180	46,831	2,651

	Mexican Peso	Buy	1/20/16	79,777	77,443	2,334

	New Taiwan Dollar	Sell	2/17/16	304	304	—

	Peruvian New Sol	Buy	1/20/16	41,627	42,556	(929)

	Peruvian New Sol	Sell	1/20/16	41,627	43,022	1,395

	Citibank, N.A.
	Brazilian Real	Buy	1/5/16	121,666	118,954	2,712

	Mexican Peso	Buy	1/20/16	18,122	17,631	491

	Credit Suisse International
	Euro	Buy	12/16/15	81,067	86,886	(5,819)

	Euro	Sell	12/16/15	81,067	85,932	4,865

	Indian Rupee	Buy	2/17/16	73,673	74,550	(877)

	Deutsche Bank AG
	Czech Koruna	Sell	12/16/15	73,784	78,462	4,678

	Euro	Buy	12/16/15	73,563	78,477	(4,914)

	Polish Zloty	Buy	12/16/15	156,141	164,098	(7,957)

	Romanian Leu	Buy	12/16/15	80,256	85,099	(4,843)

	Romanian Leu	Sell	12/16/15	80,256	83,599	3,343

	Goldman Sachs International
	Euro	Buy	12/16/15	104,425	111,925	(7,500)

	Euro	Sell	12/16/15	104,425	110,702	6,277

HSBC Bank USA, National Association
	Nigerian Naira	Buy	1/20/16	49,251	47,171	2,080

	Nigerian Naira	Sell	1/20/16	49,251	46,825	(2,426)

	JPMorgan Chase Bank N.A.
	Euro	Sell	12/16/15	179,362	192,514	13,152

	Hungarian Forint	Buy	12/16/15	154,711	162,011	(7,300)

	Hungarian Forint	Sell	12/16/15	154,711	156,999	2,288

	Indian Rupee	Buy	2/17/16	73,398	74,272	(874)

	New Taiwan Dollar	Sell	2/17/16	78,020	78,144	124

	Russian Ruble	Buy	12/16/15	83,609	79,764	3,845

	South African Rand	Buy	1/20/16	152,974	158,956	(5,982)

	State Street Bank and Trust Co.
	Brazilian Real	Buy	1/5/16	70,865	67,719	3,146

	Colombian Peso	Buy	1/20/16	106,858	110,292	(3,434)

	Colombian Peso	Sell	1/20/16	106,858	118,475	11,617

	Euro	Buy	12/16/15	154,630	163,936	(9,306)

	Euro	Sell	12/16/15	154,630	165,723	11,093

	Hungarian Forint	Buy	12/16/15	99,069	103,378	(4,309)

	Hungarian Forint	Sell	12/16/15	99,069	100,488	1,419

	Indonesian Rupiah	Buy	2/17/16	69,941	69,722	219

	Turkish Lira	Buy	12/16/15	23,411	22,362	1,049

32	Emerging Markets Income Fund

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $3,379,383) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Euro	Buy	12/16/15	$50,099	$53,101	$(3,002)

	Euro	Sell	12/16/15	50,099	53,699	3,600

Total						$9,725

FUTURES CONTRACTS OUTSTANDING at 11/30/15

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra
30 yr (Long)	1	$158,438	Mar-16	$646

U.S. Treasury Bond Ultra
30 yr (Short)	5	792,188	Mar-16	(2,635)

U.S. Treasury Note 2 yr (Long)	4	870,188	Mar-16	(233)

U.S. Treasury Note 5 yr (Long)	4	474,719	Mar-16	23

U.S. Treasury Note 10 yr (Long)	4	505,750	Mar-16	(102)

U.S. Treasury Note 10 yr (Short)	6	758,625	Mar-16	177

Total				$(2,124)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$6,520,599	$—

Foreign government and agency bonds and notes	—	5,190,525	—

Short-term investments	498,196	15,996	—

Totals by level	$498,196	$11,727,120	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$9,725	$—

Futures contracts	(2,124)	—	—

Totals by level	$(2,124)	$9,725	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	33

Statement of assets and liabilities 11/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $13,596,303)	$11,727,120
Affiliated issuers (identified cost $498,196) (Notes 1 and 5)	498,196

Cash	455

Interest and other receivables	236,417

Receivable for shares of the fund sold	11,341

Receivable from Manager (Note 2)	29,501

Unrealized appreciation on forward currency contracts (Note 1)	82,378

Prepaid assets	12,417

Total assets	12,597,825

LIABILITIES

Payable for custodian fees (Note 2)	5,163

Payable for investor servicing fees (Note 2)	3,015

Payable for Trustee compensation and expenses (Note 2)	180

Payable for administrative services (Note 2)	41

Payable for distribution fees (Note 2)	4,273

Payable for auditing and tax fees	55,524

Payable for reports to shareholders	10,634

Payable for variation margin (Note 1)	1,688

Unrealized depreciation on forward currency contracts (Note 1)	72,653

Other accrued expenses	909

Total liabilities	154,080

Net assets	$12,443,745

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$14,230,928

Accumulated net investment loss (Note 1)	(14,923)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	91,055

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,863,315)

Total — Representing net assets applicable to capital shares outstanding	$12,443,745

(Continued on next page)

34	Emerging Markets Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,457,557 divided by 1,123,843 shares)	$8.42

Offering price per class A share (100/96.00 of $8.42)*	$8.77

Net asset value and offering price per class B share ($95,419 divided by 11,355 shares)**	$8.40

Net asset value and offering price per class C share ($278,827 divided by 33,129 shares)**	$8.42

Net asset value and redemption price per class M share ($27,833 divided by 3,306 shares)	$8.42

Offering price per class M share (100/96.75 of $8.42)†	$8.70

Net asset value, offering price and redemption price per class Y share
($2,584,109 divided by 307,189 shares)	$8.41

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	35

Statement of operations Year ended 11/30/15

INVESTMENT INCOME

Interest (net of foreign tax of $485) (including interest income of $907 from investments
in affiliated issuers) (Note 5)	$698,829

Total investment income	698,829

EXPENSES

Compensation of Manager (Note 2)	90,577

Investor servicing fees (Note 2)	17,775

Custodian fees (Note 2)	10,736

Trustee compensation and expenses (Note 2)	687

Distribution fees (Note 2)	27,446

Administrative services (Note 2)	326

Reports to shareholders	18,132

Auditing and tax fees	66,890

Blue sky expense	64,287

Other	2,410

Fees waived and reimbursed by Manager (Note 2)	(145,608)

Total expenses	153,658

Expense reduction (Note 2)	(19)

Net expenses	153,639

Net investment income	545,190

Net realized gain on investments (Notes 1 and 3)	76,611

Net realized gain on futures contracts (Note 1)	28,227

Net realized loss on foreign currency transactions (Note 1)	(295,356)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	57,724

Net unrealized depreciation of investments and futures contracts during the year	(1,031,284)

Net loss on investments	(1,164,078)

Net decrease in net assets resulting from operations	$(618,888)

The accompanying notes are an integral part of these financial statements.

36	Emerging Markets Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/15	Year ended 11/30/14

Operations:
Net investment income	$545,190	$486,553

Net realized gain (loss) on investments
and foreign currency transactions	(190,518)	18,468

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(973,560)	40,026

Net increase (decrease) in net assets resulting
from operations	(618,888)	545,047

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(288,974)	(444,067)

Class B	(2,202)	(1,972)

Class C	(5,548)	(7,065)

Class M	(773)	(1,259)

Class Y	(84,762)	(42,407)

Net realized short-term gain on investments

Class A	(15,129)	—

Class B	(153)	—

Class C	(393)	—

Class M	(44)	—

Class Y	(4,103)	—

From return of capital
Class A	(44,038)	(6,066)

Class B	(336)	(28)

Class C	(845)	(98)

Class M	(118)	(17)

Class Y	(12,917)	(589)

From net realized long-term gain on investments
Class A	(34,689)	—

Class B	(293)	—

Class C	(677)	—

Class M	(102)	—

Class Y	(9,427)	—

Increase from capital share transactions (Note 4)	496,227	2,605,967

Total increase (decrease) in net assets	(628,184)	2,647,446

NET ASSETS

Beginning of year	13,071,929	10,424,483

End of year (including accumulated net investment loss
of $14,923 and undistributed net investment income
of $28,571, respectively)	$12,443,745	$13,071,929

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	From	Total	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	return of capital	distributions	end of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A
November 30, 2015	$9.18	.37	(.78)	(.41)	(.26)	(.05)	(.04)	(.35)	$8.42	(4.56)	$9,458	1.25	4.29	18
November 30, 2014	9.10	.41	.09	.50	(.41)	—	(.01)	(.42)	9.18	5.55	9,988	1.25	4.38	23
November 30, 2013†	10.00	.28	(.95)	(.67)	(.17)	—	(.06)	(.23)	9.10	(6.68)*	9,521	.85*	2.98*	5*

Class B
November 30, 2015	$9.17	.31	(.80)	(.49)	(.20)	(.05)	(.03)	(.28)	$8.40	(5.37)	$95	2.00	3.58	18
November 30, 2014	9.09	.32	.11	.43	(.35)	—	—[e]	(.35)	9.17	4.79	71	2.00	3.46	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.14)	—	(.05)	(.19)	9.09	(7.19)*	19	1.36*	2.57*	5*

Class C
November 30, 2015	$9.18	.31	(.78)	(.47)	(.21)	(.05)	(.03)	(.29)	$8.42	(5.24)	$279	2.00	3.60	18
November 30, 2014	9.10	.33	.09	.42	(.34)	—	—[e]	(.34)	9.18	4.74	202	2.00	3.59	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.13)	—	(.05)	(.18)	9.10	(7.18)*	157	1.36*	2.56*	5*

Class M
November 30, 2015	$9.18	.35	(.78)	(.43)	(.24)	(.05)	(.04)	(.33)	$8.42	(4.82)	$28	1.50	4.04	18
November 30, 2014	9.10	.39	.09	.48	(.39)	—	(.01)	(.40)	9.18	5.29	29	1.50	4.15	23
November 30, 2013†	10.00	.27	(.95)	(.68)	(.16)	—	(.06)	(.22)	9.10	(6.83)*	20	1.02*	2.87*	5*

Class Y
November 30, 2015	$9.18	.39	(.79)	(.40)	(.28)	(.05)	(.04)	(.37)	$8.41	(4.40)	$2,584	1.00	4.54	18
November 30, 2014	9.10	.42	.11	.53	(.44)	—	(.01)	(.45)	9.18	5.82	2,782	1.00	4.51	23
November 30, 2013†	10.00	.31	(.96)	(.65)	(.18)	—	(.07)	(.25)	9.10	(6.52)*	707	.68*	3.35*	5*

* Not annualized.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2015	1.15%

November 30, 2014	1.55

November 30, 2013	1.51

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	Emerging Markets Income Fund	Emerging Markets Income Fund	39

Notes to financial statements 11/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through November 30, 2015.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on its evaluation of their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments (sometimes referred to as “junk bonds”). When deciding whether to buy or sell investments, Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as its views on the currencies of those countries when making investment decisions. The fund invests in currencies directly and through derivatives, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

40	Emerging Markets Income Fund

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

Emerging Markets Income Fund	41

unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $13,093 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus

42	Emerging Markets Income Fund

1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from a redesignation of taxable income, from distributions in excess and from a return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $206,425 to decrease undistributed net investment income, $51,361 to decrease paid-in capital and $257,786 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$183,519
Unrealized depreciation	(2,052,702)

Net unrealized depreciation	(1,869,183)
Undistributed long-term gain	88,931
Cost for federal income tax purposes	$14,094,499

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Emerging Markets Income Fund	43

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $7,468 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $138,140 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$13,605	Class M	40

Class B	129	Class Y	3,680

Class C	321	Total	$17,775

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $19 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

44	Emerging Markets Income Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$24,121	Class M	140

Class B	912	Total	$27,446

Class C	2,273

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $525 and no monies from the sale of class A and class M shares, respectively, and received no monies and $7 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable November 1, 2015) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$4,151,416	$2,045,479

U.S. government securities (Long-term)	—	—

Total	$4,151,416	$2,045,479

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/15		Year ended 11/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	65,753	$572,829	109,211	$1,031,714

Shares issued in connection with
reinvestment of distributions	3,828	32,934	2,601	24,237

	69,581	605,763	111,812	1,055,951

Shares repurchased	(34,031)	(290,037)	(69,981)	(655,154)

Net increase	35,550	$315,726	41,831	$400,797

Emerging Markets Income Fund	45

	Year ended 11/30/15		Year ended 11/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	6,498	$57,383	6,777	$62,946

Shares issued in connection with
reinvestment of distributions	238	2,049	208	1,939

	6,736	59,432	6,985	64,885

Shares repurchased	(3,110)	(27,429)	(1,381)	(12,754)

Net increase	3,626	$32,003	5,604	$52,131

	Year ended 11/30/15		Year ended 11/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	15,312	$132,903	23,573	$222,332

Shares issued in connection with
reinvestment of distributions	867	7,463	764	7,102

	16,179	140,366	24,337	229,434

Shares repurchased	(5,095)	(44,381)	(19,533)	(183,240)

Net increase	11,084	$95,985	4,804	$46,194

	Year ended 11/30/15		Year ended 11/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$10	1,416	$12,862

Shares issued in connection with
reinvestment of distributions	120	1,037	130	1,206

	120	1,047	1,546	14,068

Shares repurchased	—	—	(607)	(5,509)

Net increase	120	$1,047	939	$8,559

	Year ended 11/30/15		Year ended 11/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	129,113	$1,142,183	286,066	$2,657,340

Shares issued in connection with
reinvestment of distributions	3,451	29,807	3,840	35,705

	132,564	1,171,990	289,906	2,693,045

Shares repurchased	(128,499)	(1,120,524)	(64,431)	(594,759)

Net increase	4,065	$51,466	225,475	$2,098,286

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	1,013,527	90.2%	$8,533,897

Class B	1,081	9.5	9,080

Class M	1,092	33.0	9,195

46	Emerging Markets Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$2,310,172	$2,613,418	$4,425,394	$907	$498,196

Totals	$2,310,172	$2,613,418	$4,425,394	$907	$498,196

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20

Forward currency contracts (contract amount)	$5,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$82,378	Payables	$72,653

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	846*	depreciation	2,970*

Total		$83,224		$75,623

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Emerging Markets Income Fund	47

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$(280,488)	$(280,488)

Interest rate contracts	28,227	—	$28,227

Total	$28,227	$(280,488)	$(252,261)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$57,000	$57,000

Interest rate contracts	3,916	—	$3,916

Total	$3,916	$57,000	$60,916

48	Emerging Markets Income Fund

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Emerging Markets Income Fund	49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	$6,380	$3,203	$4,865	$8,021	$6,277	$2,080	$19,409	—	$28,543	$3,600	82,378

Total Assets	$6,380	$3,203	$4,865	$8,021	$6,277	$2,080	$19,409	$—	$28,543	$3,600	$82,378

Liabilities:

Futures contracts§	—	—	—	—	—	—	—	1,688	—	—	1,688

Forward currency contracts#	4,110	—	6,696	17,714	7,500	2,426	14,156	—	17,049	3,002	72,653

Total Liabilities	$4,110	$—	$6,696	$17,714	$7,500	$2,426	$14,156	$1,688	$17,049	$3,002	$74,341

Total Financial and Derivative Net Assets	$2,270	$3,203	$(1,831)	$(9,693)	$(1,223)	$(346)	$5,253	$(1,688)	$11,494	$598	$8,037

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$2,270	$3,203	$(1,831)	$(9,693)	$(1,223)	$(346)	$5,253	$(1,688)	$11,494	$598

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

50	Emerging Markets Income Fund	Emerging Markets Income Fund	51

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $97,824 as a capital gain dividend with respect to the taxable year ended November 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The return of capital is entirely due to foreign currency losses.

For the reporting period, total interest and dividend income from foreign countries were $650,842, or $0.44 per share (for all classes of shares). Taxes paid to foreign countries were $485, or less than $0.01 per share (for all classes of shares).

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

52	Emerging Markets Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Emerging Markets Income Fund	53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54	Emerging Markets Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Emerging Markets Income Fund	55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56	Emerging Markets Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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298215 1/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2015	$61,708	$ —	$5,100	$ —
November 30, 2014	$60,006	$ —	$5,000	$ —

For the fiscal years ended November 30, 2015 and November 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,100 and $5,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2015	$ —	$ —	$ —	$ —

November 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016